Exhibit 10.10E 1 FIFTH AMENDMENT OF THE JOHN BEAN TECHNOLOGIES CORPORATION EMPLOYEES’ RETIREMENT PROGRAM PART II UNION HOURLY EMPLOYEES’ RETIREMENT PLAN (As Amended and Restated Effective as of January 1, 2012) WHEREAS, John Bean Technologies Corporation (the “Company”) sponsors and maintains the John Bean Technologies Corporation Employees’ Retirement Program Part II Union Hourly Employees’ Retirement Plan, as amended and restated effective as of January 1, 2012 (the “Plan”); WHEREAS, pursuant to Section 10.02 of the Stock and Asset Purchase Agreement among the Company, JBT AeroTech Corporation and OSHKOSH Corporation, dated as of May 26, 2023 (the “Purchase Agreement”), the employees of JBT Aerotech Corporation and its subsidiaries shall cease to participate under the Plan and JBT Aerotech Corporation and its subsidiaries shall be removed as participating employers under the Plan, in each case effective as of August 1, 2023; and WHEREAS, pursuant to Section 10.11 of the Purchase Agreement, the Company is required to recognize that, with respect to each participant who is represented by United Steel Workers Local 6162 who had accrued benefits under the Plan as of the “Closing Date” (as such term is defined under the Purchase Agreement) who had not met all eligibility requirements for early retirement subsidies under the Plan as of the Closing Date (“Designated Union Participants”), each such Designated Union Participant’s service with OSHKOSH Corporation and its controlled group affiliates (within the meaning of Section 414 of the Internal Revenue Code) between the Closing Date and such Designated Union Participant’s “Severance from Service Date” (as such term is defined under the Plan) shall be taken into account for purposes of determining such Designated Union Participant’s eligibility for early retirement subsidies under the Plan. NOW, THEREFORE, by virtue and in exercise of the powers reserved to JBT under Section 11.1 of the Plan, the Plan is hereby amended in the following particulars, each effective August 1, 2023: 1. By adding the following to the end of the definition of “Participating Employer” in Article I of the Plan: “Effective August 1, 2023, JBT AeroTech Corporation and each of its subsidiaries shall cease to be Participating Employers under the Plan.” 2. By adding the following at the end of Section 1-1 of Supplemental 1 to the Plan: “Effective August 1, 2023, each Participant represented by United Steel Workers Local 6162 shall cease to actively participate under this Plan.” 3. By adding the following at the end of Section 1-7 of Supplemental 1 to the Plan: 2 “Each Participant under this Supplemental 1 who was actively participating under the Plan as of August 1, 2023 but who had not met Early Retirement Date eligibility requirements (i.e., was not at least age 55 with 10 or more years of Credited Service) as of August 1, 2023 is referred to herein as a “Designated Union Participant.” Solely for purposes of determining whether such Designated Union Participant becomes eligible for an Early Retirement Benefit by meeting Early Retirement Date eligibility requirements (prior to such Designated Union Participant otherwise commencing payment of his accrued benefit on his Annuity Starting Date), in addition to recognizing such Designated Union Participants Period of Service with the Company and its Affiliates, such Designated Union Participant’s service with OSHKOSH Corporation and its controlled group affiliates (within the meaning of Code Section 414) (collectively, the “Purchaser Group”) between the August 1, 2023 and such Designated Union Participant’s “Severance from Service Date” (as such term is defined under the Plan, but measured by severance from service from the Purchaser Group instead of the Company and its Affiliates) will be taken into account as if such severance from service occurred from the Company and its Affiliates.” * * * * * IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 31st day of July, 2023. JOHN BEAN TECHNOLOGIES CORPORATION /s/ Shelley Bridarolli By: Shelley Bridarolli Its: Executive Vice President Human Resources